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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-67880, No. 33-87196, No. 33-94888, No. 333-60617, and No. 333-42466 of The
First Years Inc. on Form S-8 of our report dated February 27, 2001, appearing in this Annual Report on Form 10-K of The First Years Inc. for the year ended December 31, 2000.

/S/  DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 30, 2001

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